                                                                    Exhibit 10.1


                              JOINDER AGREEMENT AND
                 AMENDMENT NO. 1 TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT


         THIS JOINDER AGREEMENT AND AMENDMENT NO. 1 TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of May __, 2003, is entered into between AMERICA SERVICE GROUP INC. ("ASG") a Delaware corporation, PRISON HEALTH SERVICES, INC. ("PHS"), a Delaware corporation, EMSA GOVERNMENT SERVICES, INC. ("EMSA") a Florida corporation, EMSA CORRECTIONAL CARE, INC. ("EMSA CORRECTIONAL"), a Florida corporation, EMSA MILITARY SERVICES, INC. ("EMSA MILITARY"), a Florida corporation, EMSA LIMITED PARTNERSHIP ("EMSA LP"), a Florida limited partnership, PRISON HEALTH SERVICES OF INDIANA, L.L.C. ("PHS INDIANA"), an Indiana limited liability company, CORRECTIONAL HEALTH SERVICES, INC. ("CHS"), a New Jersey corporation, and SECURE PHARMACY PLUS, INC. ("SPP"), a Tennessee corporation (ASG, PHS, EMSA, EMSA CORRECTIONAL, EMSA MILITARY, EMSA LP, PHS INDIANA, CHS AND SPP are hereinafter referred to, individually and collectively as the "ORIGINAL BORROWER"), CORRECTIONAL HEALTH SERVICES, LLC, a New Jersey limited liability company (the "NEW BORROWER"; and together with the Original Borrower, the "BORROWER"), CAPITALSOURCE FINANCE LLC, a Delaware limited liability company ("CAPITALSOURCE"), as administrative agent and collateral agent for Lenders (in such capacities, the "AGENT"), and CapitalSource, as a Lender.

                                    RECITALS

         A. Pursuant to that certain Revolving Credit, Term Loan and Security Agreement dated as of October 31, 2002, by and between Original Borrower, Agent and the other Lenders identified therein (as amended to date, and as amended, supplemented, modified and restated from time to time, collectively, the "LOAN AGREEMENT"), the Lenders agreed to make available to Original Borrower the Loans.

         B. The Loan Agreement was modified by that certain Letter Agreement, dated as of October 31, 2003, between Original Borrower and Agent (the "L/C LETTER"), and by that certain Lender Addition Agreement, dated as of October 31, 2002, among Original Borrower, CapitalSource, as Assignor, and certain Assignees designated thereunder (the "LENDER ADDITION"), and the parties agreed to amend the Loan Agreement to reflect such modifications.

         C. ASG has advised Agent and Lenders that it has created New Borrower as a Subsidiary, and Borrower, Agent and Lenders agree that New Borrower shall become a party to the Loan Documents pursuant to Section 6.14 of the Loan Agreement.

         D. The parties hereto desire to enter into this Amendment to amend the Loan Agreement in certain respects as provided herein.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions, premises and other mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and the other Lenders hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Loan Agreement. For purposes of this Amendment, the term Borrower (without quotation marks) shall mean, each individually and all collectively, Original Borrower and New Borrower, and the term "Borrower" (with quotation marks) shall mean a Borrower under the Loan Documents.

         SECTION 2. ADDITION AND JOINDER OF NEW BORROWER. Original Borrower, New Borrower, Agent and Lenders agree that, by execution and deliver of this Amendment and satisfaction of the other conditions set forth herein, New Borrower shall constitute and be deemed a "Borrower" under and for purposes of the Loan Agreement and all other Loan Documents. Accordingly, by its execution hereof, New Borrower hereby agrees as of the Effective Date (i) to be a party to the Loan Agreement as a "Borrower" thereunder, (ii) that it will be deemed to have made all of the representations and warranties of a "Borrower" under the Loan Agreement and to have and be bound, jointly and severally, with all other "Borrowers," by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a "Borrower" under and as set forth in the Loan Agreement, the Loan Documents and this Amendment, and
(iii) agree to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements required by Agent and Lenders consistent and in connection with the Loan Agreement and this Amendment, including, without limitation, the New Borrower Loan Documents (as defined below). In addition, Original Borrower hereby reaffirms and agrees to be bound, jointly and severally with New Borrower, by all of the conditions, obligations, appointments, covenants, representations, warranties and other agreements of a "Borrower" under and as set forth in the Loan Agreement, Loan Documents and this Amendment, and hereby agree to promptly execute all further documentation, amendments, supplements, schedules, agreements and/or financing statements required by Agent and Lender consistent and in connection with the Loan Agreement and this Amendment, including, without limitation, the New Borrower Loan Documents, as applicable.

         SECTION 3. AMENDMENTS TO LOAN AGREEMENT. The sections, definitions, schedules, annexes and exhibits of and to the Loan Agreement referenced and set forth on Annex A to this Amendment hereby are amended and restated to read as set forth on such Annex A, which annex is incorporated herein and made a part hereof and of the Loan Agreement.

         SECTION 4. REPRESENTATIONS AND WARRANTIES.

                  (a) Notwithstanding any other provision of this Amendment, each Borrower individually hereby (a) confirms and makes all of the representations and warranties set forth in the Loan Agreement and other Loan Documents with respect to such Borrower, this Amendment and the New Borrower Loan Documents as of the date hereof and as of the Effective Date and confirms that they are true and correct, (b) represents and warrants that they are Affiliates of each other and that New Borrower is a second tier Subsidiary of ASG, (c) specifically represents and warrants to each Lender that it has good and marketable title to all of its respective Collateral, free and clear of any Lien or security interest in favor of any other Person (other than Permitted Liens), (d) specifically represents and warrants that since the date of the last financial statements of the Borrower provided to Agent there has been no material adverse change in the business, operations, results of operations, assets, liabilities or financial condition of Borrower, and (e) specifically represents and warrants that no Subordinated Debt is outstanding, nor are there any commitments by any Person to provide Subordinated Debt to Borrower.

                  (b) Each Borrower individually hereby represents and warrants as of the date of this Amendment and as of the Effective Date as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and the New Borrower Loan Documents, as applicable, are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental

Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or the New Borrower Loan Documents, as applicable, by or against it; (iv) this Amendment and the New Borrower Loan Documents, as applicable, have been duly executed and delivered by it; (v) this Amendment and the New Borrower Loan Documents, as applicable, constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and (vi) it is not in default under the Loan Agreement and no Default or Event of Default exists, has occurred or is continuing.

         SECTION 5. EXPENSES. Borrower shall pay all costs and expenses incurred by Agent, Lenders or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses and reasonable attorneys' fees and expenses, in connection with entering into, negotiating, preparing, reviewing and executing this Amendment and the New Borrower Loan Documents contemplated hereby and all related agreements, documents and instruments, and all of the same, to the extent incurred and not promptly reimbursed by Borrower, may be charged to Borrower's account and shall be part of the Obligations. If Agent, any Lender or any of Agent or Lender's Affiliates uses in-house counsel for any of the purposes set forth above Borrower expressly agrees that its Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Agent or Lender or such Affiliate in its sole discretion for the work performed.

         SECTION 6. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT. Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and (ii) each reference in any other Loan Document to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended by this Amendment. Each reference herein to the Loan Agreement shall be deemed to mean the Loan Agreement as amended by this Amendment. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents shall remain in full force and effect and the terms thereof are expressly incorporated herein and are ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Loan Agreement. The parties hereto agree to be bound by the terms and conditions of the Loan Agreement as amended by this Amendment as though such terms and conditions were set forth herein in full. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document or any other documents, instruments and agreements executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing whether arising before or after the Effective Date or as a result of performance hereunder.

         SECTION 7. GOVERNING LAW AND JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AGREEMENT.

         SECTION 8. HEADINGS AND COUNTERPARTS. The captions in this Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this

Amendment and shall not affect the meaning or interpretation of this Amendment. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Amendment.

         SECTION 9. AMENDMENTS. This Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by written agreement in accordance with Section 10.5 of the Loan Agreement. This Amendment shall be considered part of the Loan Agreement for all purposes under the Loan Agreement. The New Borrower Loan Documents shall be considered Loan Documents for all purposes under the Loan Agreement and other Loan Documents.

         SECTION 10. ENTIRE AGREEMENT. This Amendment is intended to, and hereby shall, supercede and terminate the L/C Letter and the Lender Addition, and in the event of a conflict between such documents, this Amendment is intended to control. This Amendment, the Loan Agreement, other Loan Documents and the New Borrower Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior discussions, representations, agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

         SECTION 11. MISCELLANEOUS. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Amendment shall inure to the benefit of Agent, Lenders, all future holders of any Note, any of the Obligations or any of the Collateral and all Transferees and Participants, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Amendment or any of its rights or obligations under this Amendment unless otherwise permitted by the Loan Documents. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Agent or any Lender of any Borrower's or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. This Amendment shall be binding upon Borrowers and their respective successors and assigns.

         SECTION 12. EFFECTIVE DATE. Notwithstanding the date of execution or delivery of this Amendment or any other date set forth herein, this Amendment shall be effective upon the date (the "Effective Date") of the later of (a) receipt by Agent of all fees, charges and expenses payable to Agent or Lenders on or prior to the Effective Date pursuant to this Amendment and the Loan Documents; (b) the execution and delivery to Agent of all agreements, documents, instruments and other materials related to the New Borrower which are contemplated by Section 6.14 of the Loan Agreement in form and substance satisfactory to Agent in its sole discretion (the "NEW BORROWER LOAN DOCUMENTS"), including, without limitation, (i) an allonge to the Revolving Note, (ii) an allonge to the Term Note, and (iii) each document (including a Uniform Commercial Code financing statement) required by any Loan Document or under law or requested by Agent to be filed, registered or recorded to create, in favor of Agent, for the benefit of Lenders, a perfected first priority security interest upon the Collateral; (c) receipt by Agent of the following documents from New Borrower, such documents to be satisfactory to Agent in its sole discretion: (i) the Charter and Good Standing Documents of New Borrower,
(ii) a certificate of the corporate secretary of New Borrower dated as of the Effective Date, as to the incumbency and signature of the Person executed the Loan Documents, (iii) a Solvency Certificate, (iv) original certificates of insurance policies of New Borrower as Agent shall request in its Permitted Discretion confirming that they are in effect and that the premiums due and owing with respect thereto have been paid in full and naming Agent, for the benefit of itself and Lenders, as loss payee on New Borrower's property insurance, (v) an executed IRS Form 8821, and (vi) an updated Borrowing Certificate which includes calculations with respect to New Borrower in addition to Original Borrower; and (d) execution and delivery to Agent of the following documents by Borrower, in form and substance satisfactory to Agent, in its sole discretion, and, where applicable, each duly executed by each party thereto: (i) this Amendment, duly executed by Borrower; (ii) a general certificate of each Original Borrower attaching (A) certified copies of the resolutions of the Board of Directors of each Original Borrower authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed by each Original Borrower in connection herewith, (B) any amendments to any Original Borrower's certificate of incorporation, bylaws or other governing documents since the Closing Date, and (C) a certificate of incumbency certified by the secretary of each Original Borrower with specimen signatures of the officers of the each Borrower who are authorized to sign such documents, all in form and substance satisfactory to Agent; and (iii) all other documents Agent may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby, including, without limitation, all consents, approvals and agreements from such third parties as are necessary or desirable with respect to this Amendment and the Loan Documents executed in connection herewith.


                        [SIGNATURES APPEAR ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have caused this Joinder Agreement and Amendment No. 1 to Revolving Credit, Term Loan and Security Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

ORIGINAL BORROWER:                     AMERICA SERVICE GROUP INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Chief Financial Officer

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       PRISON HEALTH SERVICES, INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       EMSA GOVERNMENT SERVICES, INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com

                                       EMSA CORRECTIONAL CARE, INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       EMSA MILITARY SERVICES, INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       EMSA LIMITED PARTNERSHIP,
                                       By its General Partner,
                                       EMSA CORRECTIONAL CARE, INC.

                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       PRISON HEALTH SERVICES OF INDIANA, LLC
                                       By its General Manager, PRISON HEALTH
                                       SERVICES, INC.

                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       CORRECTIONAL HEALTH SERVICES, INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------

                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


                                       SECURE PHARMACY PLUS, INC.


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title: Senior Vice President

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com


NEW BORROWER:                          CORRECTIONAL HEALTH SERVICES, LLC


                                       By: /s/ Michael Taylor
                                          --------------------------------------
                                       Name: Mr. Michael Taylor
                                       Title:

                                       105 Westpark Drive, Suite 200
                                       Brentwood, TN 37027
                                       Phone: 615-376-1376
                                       Fax: 615-376-1309
                                       E-mail: Taylor@asgr.com

AGENT AND LENDER:                      CAPITALSOURCE FINANCE LLC


                                       By: /s/ Kathleen M. Miko
                                          --------------------------------------
                                       Name: Kathleen M. Miko
                                       Title: Vice President & General Counsel

                                       CapitalSource Finance LLC
                                       4445 Willard Avenue, 12th Floor
                                       Chevy Chase, MD 20815
                                       Attention: Healthcare Finance Group,
                                                  Portfolio Manager
                                       Telephone: (301) 841-2700
                                       FAX: (301) 841-2340
                                       E-MAIL: aheller@capitalsource.com

                                     ANNEX A
                                       TO
                    JOINDER AGREEMENT AND AMENDMENT NO. 1 TO
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

Effective as of the Effective Date, the Loan Agreement is hereby amended as follows:

         1. AMENDMENT TO APPENDIX A OF THE LOAN AGREEMENT; ADDITION OF CERTAIN DEFINITIONS. Appendix A is hereby amended by adding the following definitions thereto in proper alphabetical order to read in full as follows:

         "L/C" means each letter of credit issued by or with the assistance of an L/C Bank for the account of Borrower, which (i) is a standby letter of credit, (ii) is issued for the purpose for which the Borrower has historically obtained letters of credit, or for such other purpose as is reasonably acceptable to the Agent, and, in all cases, for a purpose permitted for use of proceeds hereunder, (iii) is denominated in Dollars; (iv) is governed by the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication 500, except as otherwise agreed by the Agent and such L/C Bank, and (v) is in form reasonably satisfactory to the Agent and such L/C Bank.

         "L/C Disbursement" means a payment made by the L/C Bank pursuant to a Letter of Credit.

         "L/C Guaranty" has the meaning set forth in Section 2.18(a).

         "Overadvance" means if, at any time or for any reason, the amount of Obligations owed by Borrower to the Lenders pursuant to Section 2.1 or Section
2.18 is greater than the Dollar or percentage limitations set forth in such Sections.

         "Risk Participation Liability" means, as to each Letter of Credit, all reimbursement obligations of Borrowers to the L/C Bank with respect to such Letter of Credit, consisting of (a) the amount available to be drawn or which may become available to be drawn (Unfunded L/C Exposure), (b) all amounts that have been paid by the L/C Bank to the Underlying Issuer to the extent not reimbursed by Borrowers, whether by the making of an Advance or otherwise (Funded L/C Exposure), and (c) all accrued and unpaid interest, fees, and expenses payable with respect thereto.

         "Underlying Issuer" means a non-Lender lending institution that issues a L/C, and is the beneficiary of a L/C Guaranty in respect thereof, for the account of Borrowers.

         "Underlying Letter of Credit" means an L/C that has been issued by an Underlying Issuer for the account of Borrower.

         "Waterfall" has the meaning ascribed to such term in Section 9.2(b).

         2. AMENDMENTS TO APPENDIX A OF THE LOAN AGREEMENT; AMENDMENT OF CERTAIN DEFINITIONS. The following definitions in Appendix A are hereby amended and restated and replaced in their entirety to read as follows:

         "Commitment" or "Commitments" shall mean (a) as to any Lender, the aggregate commitment of such Lender to make Loans (including to purchase a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit), as set forth on Schedule 1, and (b) as to all Lenders, the aggregate commitment of all Lenders to make Loans (including to purchase a participation in each Letter of Credit, in an amount equal to its Pro

     Rata Share of the Risk Participation Liability of such Letter of Credit), as set forth on Schedule 1, in each case which shall be revised by Agent upon Agent's acceptance of any Lender Addition Agreement.

         "Funded L/C Exposure" means the aggregate principal amount, as of any date of determination, of all payments that were made by an L/C Bank under any Letter of Credit, but which have not been reimbursed to an L/C Bank by the Borrower or converted into Advances pursuant to this Agreement.

         "Letter of Credit" means an L/C or an L/C Guaranty, as the context requires.

         "L/C Bank" means any Lender that, at the request of Administrative Borrower and with the consent of Agent, agrees, in such Lender's sole discretion, to issue certain Letters of Credit pursuant to Section 2.18, or provide L/C Guaranties pursuant to Section 2.18.

         "Loan" or "Loans" shall mean, individually and collectively, all Advances (including any Advances deemed to be made pursuant to the Loan Agreement), Letters of Credit and the Term Loan.

         "Requisite Lenders" shall mean Lenders holding or being responsible for
(i) 100%, if there are only two Lenders, and (ii) at least 76% if there are more than two Lenders, in each case, of the sum of (a) all outstanding Loans and (b) all unutilized Commitments, including Unfunded L/C Exposure.

         "Unfunded L/C Exposure" means the maximum amount which L/C Bank may be required, under all Letters of Credit outstanding as of any date of determination, to pay on such date or at any future time. Unfunded L/C Exposure shall not include any amounts outstanding within the meaning of Funded L/C Exposure.

         3. AMENDMENT TO RECITALS OF THE LOAN AGREEMENT. The first recital of the Loan Agreement is hereby amended and restated and replaced in its entirety to read as follows:

                  WHEREAS, Borrower has requested that Lenders make available to Borrower up to Sixty Million Dollars ($60,000,000) (the "MAXIMUM LOAN AMOUNT") including (a) a revolving credit facility (the "REVOLVING FACILITY") in a maximum principal amount at any time outstanding of up to Fifty Five Million Dollars ($55,000,000) (the "FACILITY CAP"), and within the Facility Cap, a sublimit of Ten Million Dollars ($10,000,000) to be used to obtain standby letters of credit or to cash collateralize obligations currently secured by existing letters of credit having an aggregate face value of Six Million Two Hundred and Fifty Thousand Dollars ($6,250,000) (the "L/C SUBLIMIT"), and (b) a term loan (the "TERM LOAN") in the original principal amount of Five Million Dollars ($5,000,000), the proceeds of such Revolving Facility and Term Loan shall be used by Borrower for refinancing Borrower's existing obligations and indebtedness pursuant to that certain Amended and Restated Credit Agreement, dated as of August 1, 2000 (as amended), by and among ASG, the subsidiaries of ASG who are parties thereto and Bank of America, N.A., as agent (the "BOFA INDEBTEDNESS"), general corporate matters and purposes, and working capital needs in connection with its provision of medical and related services to correctional facilities; provided however, that until such time as an additional Lender is added to this Agreement, the Maximum Loan Amount shall be Fifty Million Dollars ($50,000,000) and the Facility Cap shall be Forty-Five Million Dollars ($45,000,000); and

         4. AMENDMENT TO SECTION 2.2 OF THE LOAN AGREEMENT. The portion of
Section 2.2 of the Loan Agreement that currently reads "Agent will account to Borrower monthly with a statement of Advances under the Revolving Facility, and charges and payments made pursuant to this Agreement, and in the absence of manifest error, such accounting rendered by Agent shall be deemed final, binding and conclusive unless Agent is notified by Borrower in writing to the contrary within 60 calendar days of

Receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein." is hereby amended and restated and replaced in its entirety to read as follows:

     Agent will account to Borrower monthly with a statement of Advances under the Revolving Facility, Letters of Credit issued hereunder, and charges and payments made pursuant to this Agreement, and in the absence of manifest error, such accounting rendered by Agent shall be deemed final, binding and conclusive unless and to the extent Agent is notified by Borrower in writing to the contrary within 60 calendar days of Receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein.

         5. AMENDMENT TO SECTION 2.10 OF THE LOAN AGREEMENT. Section 2.10 of the Loan Agreement which currently reads "Any balance of Advances under the Revolving Facility outstanding at any time in excess of the lesser of the Facility Cap, less the L/C Exposure, or the Availability shall be immediately due and payable by Borrower without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred or is continuing and shall be paid in the manner specified in Section 2.9." is hereby amended and restated and replaced in its entirety to read as follows:

                  (a) Any balance of Advances under the Revolving Facility outstanding at any time in excess of the lesser of the Facility Cap, less the L/C Exposure, or the Availability (such excess, an "Overadvance") shall be immediately due and payable by Borrower without the necessity of any demand, at the Payment Office, whether or not a Default or Event of Default has occurred or is continuing and shall be paid in the manner specified in
     Section 2.9.

                  (b) The foregoing to the contrary notwithstanding, each Lender including CapitalSource (in its capacity as a Lender) may, in its discretion and without the consent of any other Lender (it being understood that such consent is not required), voluntarily permit Overadvances in an aggregate amount at any one time outstanding for all Lenders not to exceed $2,000,000 ("PERMITTED OVERADVANCES"), and the failure to immediately repay Permitted Overadvances pursuant to Section 2.10(a) above shall not constitute an Event of Default; provided, however, that Permitted Overadvances made without the consent of all other Lenders shall not be shared by or allocated to any such non-consenting Lender and shall be junior in right of payment as set forth in this Agreement (it being agreed, however, that the Permitted Overadvances may be reduced and repaid in accordance with this Agreement from time to time so long as no Event of Default has been declared and is continuing as of the date of such payment).

         6. AMENDMENT TO SECTION 2.12 OF THE LOAN AGREEMENT. Section 2.12 of the Loan Agreement which currently reads:

     In addition to and without limiting any provision of any Loan Document:

         (a) if a Change of Control occurs, on or prior to the first Business Day following the date of such Change of Control, Borrower shall prepay the Loans and all other Obligations in full in cash together with accrued interest thereon to the date of prepayment and all other amounts owing to Agent and Lenders under the Loan Documents; and

         (b) if Borrower (i) sells any material portion of its assets or properties (provided that only the portion of such proceeds that equals (A) any overadvance under the Revolving Facility or the amount by which the Loans under the Revolving Facility exceed Availability, plus (B) the face value of each Account of Borrower sold in such asset sale, must be applied to the Loans under the Revolving Facility), (ii) sells or issues any securities (debt, other than Permitted Indebtedness, or equity), capital stock, or ownership interests (other than, in the case of ASG, sales or issuances in connection with warrants and options under any employee stock purchase plan in effect),
     (iii) receives any property damage award in excess of $50,000 which is not necessary to the repair or replacement of the property covered thereby or paid to a third-party as a result of or relating to the incidents giving rise to such award, or (iv) incurs any Indebtedness, except for Permitted Indebtedness, then in each case it shall apply 100% of the proceeds thereof, less reasonable and customary transaction costs, to the prepayment of the Term Loan together with accrued interest thereon and Obligations relating thereto, without premium or penalty except as set forth in Section 3.5(b), and, after the Term Loan is repaid in full, to all other Obligations owing to Agent and Lenders under the Loan Documents, such payment to be applied at such time and in such manner and order as Agent shall decide in its sole discretion.

is hereby amended and restated and replaced in its entirety to read as follows:

         In addition to and without limiting any provision of any Loan Document:

         (a) if a Change of Control occurs, on or prior to the first Business Day following the date of such Change of Control, Borrower shall prepay the Loans and all other Obligations in full in cash together with accrued interest thereon to the date of prepayment and all other amounts owing to Agent and Lenders under the Loan Documents, to be applied in accordance with the Waterfall; and

         (b) if Borrower (i) sells any material portion of its assets or properties (provided that only the portion of such proceeds that equals (A) any Overadvance under the Revolving Facility or the amount by which the Loans under the Revolving Facility exceed Availability, plus (B) the face value of each Account of Borrower sold in such asset sale, must be applied to the Loans under the Revolving Facility), (ii) sells or issues any securities (debt, other than Permitted Indebtedness, or equity), capital stock, or ownership interests (other than, in the case of ASG, sales or issuances in connection with warrants and options under any employee stock purchase plan in effect), (iii) receives any property damage award in excess of $50,000 which is not necessary to the repair or replacement of the property covered thereby or paid to a third-party as a result of or relating to the incidents giving rise to such award, or (iv) incurs any Indebtedness, except for Permitted Indebtedness, then, in each case, it shall apply 100% of the proceeds thereof, less reasonable and customary transaction costs, to the prepayment of the Term Loan together with accrued interest thereon and Obligations relating thereto, without premium or penalty except as set forth in Section 3.5(b), and, after the Term Loan is repaid in full, to all other Obligations owing to Agent and Lenders under the Loan Documents, to be applied in accordance with the Waterfall (subject only to the immediately following paragraph with respect to Securities Issuance Proceeds).

     Anything in the Loan Documents to the contrary notwithstanding, so long as no Event of Default has occurred and is continuing, proceeds of the sales or issuances described in Section 2.12(b)(ii) ("SECURITIES ISSUANCE PROCEEDS") shall be applied in the following order: first, to payment of the Permitted Overadvances (if any), until paid in full; second, to payment of the Term Loan (in inverse order of maturity), until paid in full; third, to all other Obligations (except Overadvances other than Permitted Overadvances), until paid in full, in accordance with the Waterfall; and fourth, to Overadvances other than Permitted Overadvances, until paid in full.

         7. AMENDMENT TO SECTION 2.18 OF THE LOAN AGREEMENT. Section 2.18 of the Loan Agreement is hereby amended and restated and replaced in its entirety to read as set forth in Exhibit C hereto.

         8. AMENDMENT TO SECTION 3.4 OF THE LOAN AGREEMENT. Section 3.4 of the Loan Agreement which currently reads "If Agent issues or otherwise obtains Letters of Credit for Borrower,

Borrower shall pay Agent a monthly fee of 3.5% per annum of the face amount of such Letters of Credit plus any administrative bank charges or expenses (excluding application, fronting and issuance fees charged by such bank) incurred by Agent in obtaining such Letters of Credit." is hereby amended and restated and replaced in its entirety to read as follows:

                  In addition to the charges, commissions, fees, and costs set forth in Section 2.18(e) (which shall be payable to Agent for the sole account of the applicable L/C Bank), Borrowers shall pay Agent (for the ratable benefit of the Lenders) a Letter of Credit monthly fee, which shall accrue at a rate equal to 2.675% per annum times the daily balance of the L/C Exposure. Such amounts shall be payable, monthly in arrears, on the first day of each calendar month.

         9. AMENDMENTS TO SECTION 3.7 OF THE LOAN AGREEMENT.

         (a) The title of Section 3.7 of the Loan Agreement is hereby amended and restated and replaced in its entirety to read as follows: DEFAULT RATE OF INTEREST; DEFAULT LETTER OF CREDIT FEES.

         (b) Section 3.7 of the Loan Agreement which currently reads "Upon the occurrence and during the continuation of an Event of Default, the Applicable Rate of interest in effect at such time with respect to the Obligations shall be increased by 3.0% per annum (the "Default Rate")." is hereby amended and restated and replaced in its entirety to read as follow:

                  (a) Upon the occurrence and during the continuation of an Event of Default, the Applicable Rate of interest in effect at such time with respect to the Obligations (other than the L/C Exposure) shall be increased by 3.0% per annum (the "DEFAULT RATE").

                  (b) Upon the occurrence and during the continuation of an Event of Default, the Letter of Credit Fee provided for in Section 3.4, and relating to the L/C Exposure, shall be increased by 3.0% above the per annum rate otherwise applicable hereunder.

         10. AMENDMENT TO SECTION 4.2 OF THE LOAN AGREEMENT. The portion of
Section 4.2 of the Loan Agreement which currently reads:

     The obligations of Lenders to make any Advance (including, without limitation, the Initial Advance) are subject to the satisfaction, in the reasonable judgment of Agent, of the following conditions precedent:

         (a) Borrower shall have delivered to Agent a Borrowing Certificate for the Advance, executed by an authorized officer of Borrower, which shall constitute a representation and warranty by Borrower as of the Borrowing Date, that the conditions contained in this Section 4.2 have been satisfied; provided, however, that any determination as to whether or extend credit shall be made by Agent in its Permitted Discretion;

         (b) each of the representation and warranties made by Borrower in or pursuant to this Agreement shall be accurate, before and after giving effect to such Advance, and no Default or Event of Default shall have occurred or be continuing or would exist after giving effect to the requested Advance on such date; provided, however, that for any representation or warranty limited to the date of closing, such limitation shall not apply, and the representation shall be true as if made at the time of any request for an Advance or issuance of a Letter of Credit, except with respect to representations that would be inconsistent with
     Section 6.15;

         (c) immediately after giving effect to the requested Advance, the sum of (i) the aggregate outstanding principal amount of Advances under the Revolving Facility, including Advances in connection with the Letters of Credit, and (ii) the Unfunded L/C Exposure, shall not exceed the lesser of the Availability and the Facility Cap, and the L/C Exposure shall not exceed the L/C Sublimit;

is hereby amended and restated and replaced in its entirety to read as follows:

     The obligations of Lenders to make any Advance (including, without limitation, the Initial Advance) and of the L/C Bank to issue any Letter of Credit are subject to the satisfaction, in the reasonable judgment of Agent, of the following conditions precedent:

         (a) (i) in the case of an Advance, Borrower shall have delivered to Agent a Borrowing Certificate for such Advance, executed by an authorized officer of Borrower, which shall constitute a representation and warranty by Borrower as of the Borrowing Date, that the conditions contained in this
     Section 4.2 have been satisfied; provided, however, that any determination as to whether or extend credit in the form of such Advance shall be made by Agent in its Permitted Discretion; and (ii) in the case of a Letter of
     Credit: (y) Borrower shall have delivered to Agent (with a copy to the L/C
     Bank) a Borrowing Certificate for such Letter of Credit, executed by an authorized officer of Borrower, which shall constitute a representation and warranty by Borrower as of the date of issuance of such Letter of Credit, that the conditions contained in this Section 4.2 have been satisfied; provided, however, that any determination as to whether to extend credit in the form of such Letter of Credit shall be made by Agent and L/C Bank in their respective Permitted Discretion; and (z) L/C Bank shall have received the written confirmation of Agent that the requested Letter of Credit may be issued;

         (b) each of the representation and warranties made by Borrower in or pursuant to this Agreement shall be accurate, before and after giving effect to such Loan, and no Default or Event of Default shall have occurred or be continuing or would exist after giving effect to the requested Loan on such date; provided, however, that for any representation or warranty limited to the date of closing, such limitation shall not apply, and the representation shall be true as if made at the time of any request for an Advance or issuance of a Letter of Credit, except with respect to representations that would be inconsistent with Section 6.15;

         (c) immediately after giving effect to such requested Advance or the issuance of such Letter of Credit, (i) the sum of (y) the aggregate outstanding principal amount of Advances under the Revolving Facility, plus
     (z) the L/C Exposure, shall not exceed the lesser of the Availability and the Facility Cap, and (ii) the L/C Exposure shall not exceed the L/C Sublimit;

         11. AMENDMENT TO SECTION 5 OF THE LOAN AGREEMENT. The preamble of
Section 5 of the Loan Agreement which currently reads "Each Borrower, jointly and severally, represents and warrants as of the date hereof, the Closing Date, and each Borrowing Date as follows:" is hereby amended and restated and replaced in its entirety to read as follows:

     Each Borrower, jointly and severally, represents and warrants as of the date hereof, the Closing Date, each Borrowing Date, and each date of issuance of a Letter of Credit, as follows:

         12. AMENDMENT TO SECTION 7.2 OF THE LOAN AGREEMENT. Section 7.2(i) of the Loan Agreement which currently reads "(i) reimbursement obligations with respect to letters of credit that are secured by cash collateral accounts," is hereby amended and restated and replaced in its entirety to read as follows:

     (i) Indebtedness owed to Underlying Issuers with respect to Underlying Letters of Credit supported by L/C Guaranties,

         13. AMENDMENT TO SECTION 8 OF THE LOAN AGREEMENT. The portion of the last paragraph of Section 8 of the Loan Agreement that currently reads "then, and during the continuance of any such event, notwithstanding any other provision of any Loan Document, (I) Agent may (and at the request of Requisite Lenders, shall), by notice to Borrower", is hereby amended and restated and replaced in its entirety to read as follows:

     then, and during the continuance of any such event, notwithstanding any other provision of any Loan Document, (I) Agent, after making reasonable efforts to consult with the Lenders, may (and at the request of Requisite Lenders, shall), by notice to Borrower and the Lenders

         14. AMENDMENT TO SECTION 9.1 OF THE LOAN AGREEMENT. The portion of
Section 9.1(a) of the Loan Agreement that currently reads "In addition to the acceleration provisions set forth in Article VIII above, upon the occurrence and continuation of an Event of Default, Agent shall have the right to (and at the written request of Requisite Lenders, shall) exercise any and all rights, options and remedies provided for in any Loan Document, under the UCC or at law or in equity, including, without limitation," is hereby amended and restated and replaced in its entirety to read as follows:

     In addition to the acceleration provisions set forth in Article VIII above, upon the occurrence and continuation of an Event of Default, Agent, after making reasonable efforts to consult with the Lenders, may (and at the written request of Requisite Lenders, shall) exercise any and all rights, options and remedies provided for in any Loan Document, under the UCC or at law or in equity, including, without limitation,

         15. AMENDMENTS TO SECTION 9.2 OF THE LOAN AGREEMENT.

         (a) Section 9.2 of the Loan Agreement is hereby amended by designating the current language set forth in such section as subsection (a).

         (b) Section 9.2 of the Loan Agreement is hereby further amended by adding the following language set forth below as subsection (b):

                  (b) Except if and to the extent otherwise expressly provided in the Loan Documents, all amounts allocated applied to the Obligations, pursuant to Section 9.2(a)(ii) above or otherwise, shall be applied in the following order: first, ratably to repay interest outstanding under the Revolving Facility (excluding any Overadvances), all fees and other amounts relating to the Revolving Facility (including fees and amounts in connection with the Letters of Credit) outstanding, until paid in full, and then ratably to repay all principal outstanding under the Revolving Facility (excluding any Overadvances) (and, if an Event of Default has occurred and is continuing, to fund cash collateral in lieu of the reserve on the Borrowing Base, to be held by Agent for the ratable benefit of L/C Bank and those Lenders that have Risk Participation Liability, in an amount equal to 105% of the then extant Letter of Credit Usage), until paid in full; second, to repay all interest outstanding under the Term Loan, until paid in full, and then to repay the Term Loan (in inverse order of maturity), until paid in full; third, to repay all interest outstanding in respect of any Permitted Overadvances, until paid in full, and then to repay all Permitted Overadvances, until paid in full; fourth, to all other Obligations (except Overadvances and interest in respect thereof), at such time and in such manner and order as determined by the Requisite Lenders, until paid in full; and fifth, to repay all interest outstanding in respect of any Overadvances (other than Permitted Overadvances), until paid in full, and then to repay all Overadvances other than Permitted Overadvances, until paid in full (the order of application set forth in this subsection is hereinafter referred to as the "WATERFALL").

         16. AMENDMENTS TO SECTION 10.5 OF THE LOAN AGREEMENT.

         (a) Section 10.5(a)(i) of the Loan Agreement which currently reads "(i) increase the Commitment of any Lender (which action shall be deemed to directly affect all Lenders);" is hereby amended and restated and replaced in its entirety to read as follows:

     (i) increase or extend the Commitment of any Lender (which action shall be deemed to directly affect all Lenders);

         (b) That portion of Section 10.5(a) of the Loan Agreement that currently reads "or (viii) increase the Advance Rate or change the definition of Eligible Billed Receivables, Eligible Unbilled Receivables or Borrowing Base; and, provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required herein above to take such action." is hereby amended and restated and replaced in its entirety to read as follows:

     (viii) increase the Advance Rate or change the definition of Eligible Billed Receivables, Eligible Unbilled Receivables or Borrowing Base (which action shall be deemed to directly affect all Lenders that have a Commitment to make Advances or participate in Letters of Credit or the Revolving Facility); (ix) change the definitions of Maximum Loan Amount, Facility Cap, or L/C Sublimit (which action shall be deemed to directly affect all Lenders); (x) contractually subordinate any security interests of the Lenders securing any or all of the Obligations (which action shall be deemed to directly affect all Lenders); (xi) release any Borrower or any Guarantor from any obligation for the payment of money (which action shall be deemed to directly affect all Lenders); (xii) amend, modify or waive
     Section 11-A (which action shall be deemed to directly affect all Lenders);
     (xiii) amend, modify, or waive the requirements in the Loan Documents for written authorization by the Requisite Lenders of Agent to exercise remedies under the Loan Documents (including pursuant to Section 9.1(a));
     (xiv) amend, modify, or waive Section 2.10 (which action shall be deemed to directly affect all Lenders;) (xv) amend, modify, or waive Section 9.2(b) or the definitions or terms used in Section 9.2(b) (which action shall be deemed to directly affect all Lenders); and (xvi) amend, modify or waive
     Section 2.12(b) (which action shall be deemed to directly affect all Lenders);

     and, provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required herein above to take such action;

     and, provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of L/C Bank with respect to Letters of Credit under any Loan Document shall in any event be effective, unless in writing and signed by L/C Bank, in addition to Lenders required herein above to take such action;

     and, provided, further, the foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of, or with respect to, any provision of this Agreement or any other Loan Document that relates only to the relationship of Agent and/or the Lenders among themselves, and that does not affect the rights or obligations of Borrowers, shall not require consent by or the agreement of Borrowers.

         (c) Section 10.5(c) of the Loan Agreement which currently reads "Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon each Lender and Borrower." is hereby amended and restated and replaced in its entirety to read as follows:

                  (c) Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.5 shall be binding upon Agent, each Lender, and Borrower.

         17. AMENDMENTS TO SECTION 11-A.5 OF THE LOAN AGREEMENT.

         (a) Section 11-A.5(a)(ii) of the Loan Agreement which currently reads "Once each week, or more frequently (including daily), if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by 1 p.m. (Eastern Time) by telephone, telex, or telecopy of the amount of each such Lender's Pro Rata Share of the outstanding Advances. In the event payments are necessary to adjust the amount of such Lender's share of the Advances to such Lender's Pro Rata Share of the Advances, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. (Eastern Time) on the Business Day following the Settlement Date." is hereby amended and restated and replaced in its entirety to read as follows:

                           (ii) Once each week, or more frequently (including daily), if Agent so elects (each such day being a "SETTLEMENT DATE"), Agent will advise each Lender by 1 p.m. (Eastern Time) by telephone, telex, or telecopy of the amount of each such Lender's Pro Rata Share of the outstanding Loans. In the event payments are necessary to adjust the amount of such Lender's share of the Loans to such Lender's Pro Rata Share of the Loans, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. (Eastern Time) on the Business Day following the Settlement Date.

         (b) Section 11-A.5(a)(iii) of the Loan Agreement which currently reads "On the first Business Day of each month ("Interest Settlement Date"), Agent will advise each Lender by telephone, telefax or telecopy of the amount of interest and fees charged to and collected from Borrower for the proceeding month in respect of the Advances. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on Schedule 1 of this Agreement as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3 p.m. (Eastern Time) on the next Business Day following the Interest Settlement Date such Lender's share of such interest and fees." is hereby amended and restated and replaced in its entirety to read as follows:

                           (iii) On the first Business Day of each month ("INTEREST SETTLEMENT DATE"), Agent will advise each Lender by telephone, telefax or telecopy of the amount of interest and fees charged to and collected from Borrower for the proceeding month in respect of the Loans. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on Schedule 1 of this Agreement as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3 p.m. (Eastern Time) on the next Business Day following the Interest Settlement Date such Lender's share of such interest and fees.

         18. AMENDMENT TO SECTION 12.11. Section 12.11 of the Loan Agreement, which currently reads:

                  Notwithstanding any other provision of any Loan Document, Borrower voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself, its managers, members, directors, officers, employees, shareholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the "RELEASING PARTIES"), hereby fully and completely releases and forever discharges the Indemnified Parties and any other Person or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Parties, or who may be liable for the injury or damage resulting thereform (collectively, with the Indemnified Parties, the "RELEASED PARTIES"), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties as of the date of the Closing. Borrower acknowledges that the foregoing release is a material inducement to Agent's and each Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Agent and each Lender in agreeing to make the Loans.

, is hereby amended and restated and replaced in its entirety to read as follows:

         12.11 RELEASE OF AGENT OR LENDERS

                  Notwithstanding any other provision of any Loan Document, Borrower voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself, its managers, members, directors, officers, employees, shareholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the "RELEASING PARTIES"), hereby fully and completely releases and forever discharges the Indemnified Parties and any other Person or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Parties, or who may be liable for the injury or damage resulting therefrom (collectively, with the Indemnified Parties, the RELEASED PARTIES"), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, matured or unmatured, vested or contingent, that any of the Releasing Parties has against any of the Released Parties as of the date of the Closing and as of the date of any amendment, waiver, or consent in respect of the Loan Documents. Borrower acknowledges that the foregoing release is a material inducement of Agent's and each Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Agent and each Lender in agreeing to make the Loans and/or to enter into such amendment, waiver, or consent.

         19. AMENDMENT TO EXHIBIT A (BORROWING CERTIFICATE) TO THE LOAN AGREEMENT. Exhibit A is hereby amended and restated in its entirety by Exhibit A attached hereto.

         20. AMENDMENT TO SCHEDULES OF THE LOAN AGREEMENT, AMENDMENT OF CERTAIN SCHEDULES. Schedules 1.1 and 5.3 of the Loan Agreement are hereby amended and restated and replaced in their entirety to read in full as set forth on Exhibit B hereto, which exhibit is incorporated herein and made a part hereof and of the Loan Agreement.

                              Exhibit A to Annex A
                             (Borrowing Certificate)

                              Exhibit B to Annex A
                               (Revised Schedules)

                              Exhibit C to Annex A
                      (New Section 2.18 of Loan Agreement)

2.18     LETTERS OF CREDIT

         (a) Subject to the terms and conditions of this Agreement, the L/C Bank agrees to issue L/Cs or to purchase participations or execute indemnities or reimbursement obligations (each such undertaking, an "L/C Guaranty") with respect to L/C's issued by an Underlying Issuer for the account of Borrowers. To request the issuance of an L/C or an L/C Guaranty (or the amendment, renewal, or extension of an outstanding L/C or L/C Guaranty), Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Bank) to the L/C Bank and Agent (reasonably in advance of the requested date of issuance, amendment, renewal, or extension) a notice requesting the issuance of an L/C or L/C Guaranty, or identifying the L/C or L/C Guaranty to be amended, renewed, or extended, the date of issuance, amendment, renewal, or extension, the date on which such L/C or L/C Guaranty is to expire, the amount of such L/C or L/C Guaranty, the name and address of the beneficiary thereof (or of the Underlying Letter of Credit, as applicable), and such other information as shall be necessary to prepare, amend, renew, or extend such L/C or L/C Guaranty. Borrower shall also comply with Section 4.2. If requested by the L/C Bank, Borrowers also shall be an applicant under the application with respect to any Underlying Letter of Credit that is to be the subject of an L/C Guaranty. The L/C Bank shall have no obligation to issue a Letter of Credit if any of the following would result after giving effect to the requested Letter of Credit: the L/C Exposure (i) exceeds the L/C Sublimit, or
(ii) taken together with the outstanding Advances, would exceed the lesser of the Facility Cap or the Availability, without duplication.

                  Borrower acknowledges that Availability shall be reduced by a reserve in the full face amount of any Letter of Credit.

                  Borrowers and the Lenders acknowledge and agree that certain Underlying Letters of Credit may be issued to support letters of credit that already are outstanding. Each Letter of Credit (and corresponding Underlying Letter of Credit) shall be in form and substance acceptable to the L/C Bank (in the exercise of its Permitted Discretion) and the beneficiary of such Letter of Credit, including the requirement that the amounts payable thereunder must be payable in Dollars.

                  If L/C Bank receives any inquiries from any appropriate third party regarding any Letter of Credit, or receives any notice prior to advancing funds under a Letter of Credit, L/C Bank agrees to use reasonable efforts to inform Borrower of such inquiry or notice, but L/C Bank shall have no liability for any failure to so inform Borrower.

                  If L/C Bank is obligated to advance funds under a Letter of Credit, Borrowers immediately shall reimburse such L/C Disbursement to L/C Bank by paying to Agent (for the account of L/C Bank) an amount equal to such L/C Disbursement not later than 2:00 p.m., New York time, on the date that such L/C Disbursement is made, if Borrower shall have received written or telephonic notice of such L/C Disbursement prior to 1:00 p.m., New York time, on such date, or, if such notice has not been received by Borrower prior to such time on such date, then not later than 2:00 p.m., New York time, on (i) the Business Day that Borrower receives such notice, if such notice is received prior to 1:00 p.m., New York time, on the date of receipt, and, in the absence of such reimbursement, the L/C Disbursement immediately and automatically shall be deemed to be an Advance hereunder and, thereafter, shall bear interest at the rate then applicable to Advances under Section 2.3. To the extent an L/C Disbursement is deemed to be an Advance hereunder, Borrowers' obligation to reimburse such L/C Disbursement shall be discharged and replaced by the resulting Advance. Promptly following receipt by Agent of any payment from Borrowers pursuant to this paragraph, Agent shall distribute such payment to the L/C Bank or, to the extent that Lenders have made payments pursuant to Section 2.18(b) to reimburse the L/C Bank, then to such Lenders and the L/C Bank as their interest may appear.

                  (b) Promptly following receipt of a notice of L/C Disbursement pursuant to Section 2.18(a), each Lender agrees to fund its Pro Rata Share of any Advance deemed made pursuant to the foregoing subsection on the same terms and conditions as if Borrowers had requested such Advance and Agent shall promptly pay to L/C Bank the amounts so received by it from the Lenders. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the L/C Bank or the Lenders, the L/C Bank shall be deemed to have granted to each Lender, and each Lender shall be deemed to have purchased, a participation in each Letter of Credit, in an amount equal to its Pro Rata Share of the Risk Participation Liability of such Letter of Credit, and each such Lender agrees to pay to Agent, for the account of the L/C Bank, such Lender's Pro Rata Share of any payments made by the L/C Bank under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to Agent, for the account of the L/C Bank, such Lender's Pro Rata Share of each L/C Disbursement made by the L/C Bank and not reimbursed by Borrowers on the date due as provided in clause (a) of this Section, or of any reimbursement payment required to be refunded to Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to deliver to Agent, for the account of the L/C Bank, an amount equal to its respective Pro Rata Share pursuant to this Section 2.18(b) shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in
Section 4 hereof. If any such Lender fails to make available to Agent the amount of such Lender's Pro Rata Share of any payments made by the L/C Bank in respect of such Letter of Credit as provided in this Section, Agent (for the account of the L/C Bank) shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Applicable Rate until paid in full.

                  (c) Each Borrower agrees to be bound by the Underlying Issuer's regulations and interpretations of any Underlying Letter of Credit or by L/C Bank's reasonable interpretations of any L/C issued by L/C Bank to or for such Borrower's account, even though this interpretation may be different from such Borrower's own, and each Borrower understands and agrees that the Lenders shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrowers' instructions or those contained in the Letter of Credit or any modifications, amendments, or supplements thereto. Each Borrower understands that the L/C Guaranties may require L/C Bank to indemnify the Underlying Issuer for certain costs or liabilities arising out of claims by Borrowers against such Underlying Issuer. Each Borrower hereby agrees to indemnify, save, defend, and hold the Lenders harmless with respect to any loss, cost, expense (including reasonable attorneys fees), or liability incurred by the Lenders under any L/C Guaranty as a result of the Lender's indemnification of any Underlying Issuer; provided, however, that no Borrower shall be obligated hereunder to indemnify for any loss, cost, expense, or liability that is caused by the gross negligence or willful misconduct of the L/C Bank or any other member of the Lenders.

                  (d) Each Borrower hereby authorizes and directs any Underlying Issuer to deliver to the L/C Bank all instruments, documents, and other writings and property received by such Underlying Issuer pursuant to such Underlying Letter of Credit and to accept and rely upon the L/C Bank's instructions with respect to all matters arising in connection with such Underlying Letter of Credit and the related application.

                  (e) Any and all charges, commissions, fees, and costs incurred by the L/C Bank relating to Underlying Letters of Credit shall constitute expenses required to be paid by Borrower under Section 12.7 and Obligations for purposes of this Agreement and immediately shall be reimbursable by Borrowers to Agent for the sole account of the L/C Bank; it being acknowledged and agreed by each

Borrower that the issuance charge imposed by the prospective Underlying Issuer shall be no more than .825% per annum times the face amount of each Underlying Letter of Credit, and that the Underlying Issuer also imposes a schedule of charges for amendments, extensions, drawings, and renewals.

                  (f) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application thereof by any Governmental Authority, or (ii) compliance by the Underlying Issuer or the Lenders with any direction, request, or requirement (irrespective of whether having the force of law) of any Governmental Authority or monetary authority including, Regulation D of the Federal Reserve Board as from time to time in effect (and any successor thereto):

                  (i) any reserve, deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit issued hereunder, or

                  (ii) there shall be imposed on the Underlying Issuer or the Lenders any other condition regarding any Underlying Letter of Credit or any Letter of Credit issued pursuant hereto;

and the result of the foregoing is to increase, directly or indirectly, the cost to the Lenders of issuing, making, guaranteeing, or maintaining any Letter of Credit or to reduce the amount receivable in respect thereof by the Lenders, and such cost relates specifically to Letters of Credit and not only to the costs of doing business or the banking industry in general, then, and in any such case, Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrowers shall pay on demand such amounts as Agent may reasonably specify to be necessary to compensate the Lenders for such actual additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the Applicable Rate with respect to Advances hereunder. The determination by Agent of any amount due pursuant to this Section, as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

                  (g) If a requested Letter of Credit is to have or is for the purpose of replacing an existing Letter of Credit that has, an expiry date falling after the earlier of the Maturity Date and the effective date of a Revolver Termination (a "POST-MATURITY EXPIRY LETTER OF CREDIT"), then Borrower shall, on or before the earlier of the Maturity Date and the effective date of a Revolver Termination, (x) provide a "back-to-back" letter of credit to the L/C Bank of such Post-Maturity Expiry Letter of Credit, in form and substance satisfactory to such L/C Bank, in its sole discretion, issued by a bank satisfactory to such L/C Bank, in an amount equal to the face amount of the then undrawn stated amount of all outstanding Letters of Credit and/or (y) deposit cash security with and in favor of such L/C Bank in an amount equal to 105% of the then undrawn stated amount of each such Post-Maturity Expiry Letter of Credit with respect to which a "back-to-back" letter of credit was not issued to such L/C Bank; provided, however, that notwithstanding the provision of such "back-to-back" letter(s) of credit and/or the furnishing of such cash security, and the occurrence of the earlier of the Maturity Date and the effective date of a Revolver Termination, Borrower shall remain liable with respect to all Funded L/C Exposure and Unfunded L/C Exposure, pursuant to the terms of this Agreement until the earlier of such time as each such Post-Maturity Expiry Letter of Credit expires by its terms without any draws being made in respect thereof or Agent has received confirmation from the relevant L/C Bank that such Letter of Credit has been returned to the L/C Bank undrawn and marked "cancelled". Promptly upon the L/C Bank's receipt of such "back-to-back" letter(s) of credit and/or cash security with respect to any Post-Maturity Expiry Letter of Credit, neither Section 2.18(b) hereof, nor the last paragraph of Section 2.18(a) hereof, shall further apply to such Post-Maturity Expiry Letter of Credit; it being acknowledged that such Post-Maturity Expiry Letter of Credit thereupon and thereafter shall become and remain a cash-secured (or letter-of-credit-backed) Letter of Credit whose sole participant among the Lenders is the L/C Bank thereof.

                  (h) With respect to each Advance made pursuant to this Section 2.18, the Borrower shall be deemed to have certified the statements contained in
Section 5 as of the date the payment constituting such Advance was made by the L/C Bank; provided, however, that in the event any such statement was not true and correct as of such date, such Advance shall be repayable on demand; provided, further, that upon any such repayment on demand, the failure of any such statement to be true and correct as of such date shall not constitute an Event of Default hereunder, unless the failure of any such statement to be true and correct as of such date would have constituted an Event of Default hereunder even if such repaid Advance had never been made.

                  (i) The obligations of the Borrower in respect of Advances that arise as a result of payments under Letters of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, to the extent permitted by law, including, without limitation: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary of any Letter of Credit or the L/C Bank; (iii) the fact that, or any allegation that, any draft, demand, certificate or other document presented under such Letter of Credit is or was forged, fraudulent, invalid or insufficient in any respect, or any statement therein is or was untrue or inaccurate in any respect; (iv) any breach of contract or dispute among or between the Borrower, Agent, the L/C Bank, any Lender, or any other Person; (v) payment by the L/C Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit, except for any such payment resulting from the L/C Bank's gross negligence or willful misconduct; (vi) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or (vii) the fact that any Event of Default shall have occurred and be continuing (it being understood that any such payment by the Borrower of its obligations hereunder in respect of any such Advance shall be without prejudice to, and shall not constitute a waiver of, any rights any Party hereto may have or might acquire against the beneficiary of any Letter of Credit).

                  (j) Each Borrower and each Guarantor hereto assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to the use of any Letter of Credit. Each party hereto agrees that the L/C Bank, the Agent, the Lenders and their respective directors, officers or employees shall not be liable or responsible, except that any such Person shall not be excused hereby on account of its gross negligence or willful misconduct, for (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary or transferee in connection therewith; (ii) any reference which may be made to this Agreement or to any Letter of Credit in any agreements, instruments or other documents; (iii) the validity, sufficiency or genuineness of any document, or of any endorsement thereon, even if such document or endorsement should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by the L/C Bank (acting in good faith) against presentation of documents which do not strictly comply with the terms of any Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit. The L/C Bank may, in connection with any Letter of Credit accept any document that appears on its face to be in order, without responsibility for further investigation. The determination whether a demand is properly presented under any Letter of Credit prior to its expiration or whether a demand presented under any Letter of Credit is in proper and sufficient form may be made by the L/C Bank in its sole discretion, and such determination shall be conclusive and binding upon the Borrower and each other Loan Party to the extent permitted by law. The Borrower and each Guarantor hereby waives any right to object to any payment made under any Letter of Credit on presentation of any demand that is in the form provided in the Letter of Credit but varies with respect to punctuation, capitalization, spelling or similar matters of form.

                  (k) On the first day of each month, commencing on the first such day following the Closing Date and continuing thereafter until the date the L/C Exposure has been reduced to zero, including on the earlier of the Maturity Date and the effective date of a Revolver Termination, the Borrower shall pay to the Agent, for the account of Agent and each other Lender in accordance with their respective participations in each Letter of Credit, a letter of credit fee (the "LETTER OF CREDIT FEE"), computed by applying the Letter of Credit Fee rate set forth in Section 3.4, below, to the L/C Exposure from day to day in the prior month or partial month, as the case may be (and, in the case of the first payment of this fee, without duplication of fees paid under Section 3.4, from the Closing Date).

                  (l) The aggregate stated amount available for Letters of Credit guaranteed or issued by L/C Bank from time to time outstanding shall not exceed the L/C Sublimit.

                                    Exhibit B

      [amended and restated Schedule 1 to be prepared and attached hereto]